Exhibit 10.1

AMENDMENT TO JOINT VENTURE CONTRACT

合资经营合同修改协议

THIS AMENDMENT TO JOINT VENTURE CONTRACT (this “Amendment”) is entered into on August 6th, 2018 (the “Execution Date”), by and Shenzhen Hepalink Pharmaceutical Group Co., Ltd. (“Hepalink”), and Aridis Pharmaceuticals Inc. (“Aridis”).

本合资经营合同修改协议（以下简称”修改协议”）由深圳市海普瑞药业股份集团有 限公司（以下简称”海普瑞”）与 Aridis Pharmaceuticals Inc（以下简称”Aridis”）于 2018 年 【】月【】日（”签署日”）共同签署。

Recitals:

引言

A.                                              Hepalink and Aridis entered into a “Joint Venture Contract” dated [Feburary 11th], 2018 (the “Original Contract”), pursuant to which Hepalink and Aridis agreed to jointly establish Shenzhen Arimab Biopharmaceuticals Co., Ltd. (the “JV Company”).

海普瑞与 Aridis 于 2018 年 2 月 11 日订立了《合资经营合同》（以下简称”原 合同”），海普瑞与 Aridis 同意根据原合同设立深圳市瑞迪生物医药有限公司（以下简称”合资公司”）。

B.                                              On the same date of the Original Contract, the JV Company and Aridis entered into a Technology License and Collaboration Agreement, pursuant to which Aridis licensed certain technolgoy to the JV Company (the “License Agreement”).

在合资合同的签署同日，合资公司和 Aridis 签署了一份技术许可和合作协议 的修订协议，由 Aridis 向合资公司许可了特定的技术（以下简称”许可协议”）。

C.                                              Aridis and the JV Company wish to further amend the License Agreement, pursuant to which Aridis shall further license certain technology relating to AR-105 to the JV Company (the “A&R License Agreement”). The Parties agree that the license of AR-105 will be deemed as Aridis’ further capital contribution to the JV Company, and for such purpose, Hepalink will also further contribute USD 1.2 million to the JV Company, and the Parites entered into a Capital Increase Agreement of Shenzhen Arimab Biopharmaceuticals Co., Ltd. as of the Execution Date.

Aridis 和合资公司拟进一步对许可协议进行修订，由Aridis 向合资公司进一步 许可与AR-105 相关的技术（以下简称”经修订和重述的许可协议”）。双方同意该 AR-105 的许可由Aridis 作为对合资公司的进一步增资，海普瑞为此相应对合资公司增资 120 万美元，并双方于签署日签订了《深圳市瑞迪生物医药有限公司增资协议》（简称”增资协议”）。

D.                                              In connection with the execution of the A&R License Agreement and the Capital Increase Agreement, the parties hereto desire to further amend the Original Contract as set forth herein.

鉴于经修订和重述的许可协议和增资协议的签署，各方希望在此对原合同进 行修订。

Agreement:

协议

In consideration of the foregoing recitals, of the mutual covenants set forth below, and of other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged and accepted, Hepalink and Aridis agree as follows:

考虑到上述内容以及各方的意愿，并基于其他良好和充分的考量，在充分认识并 接受各方意愿的情况下，海普瑞与 Aridis 达成如下协议。

1.                                              Terms. Any term used in this Amendment and are not otherwise defined herein has the meaning assigned to it in the Original Contract.

术语。本修改协议中使用的任何术语在本修改协议中没有明确定义的，应使用原 合同赋予它的含义。

2.              Amendments. Hepalink and Aridis agree to modify the terms of the Original Contract as set forth in this Section, and the modified terms shall take effect immediately upon the date of the completion of the initial public offering of Aridis (the “Aridis Public Offering”) (the “Effective Date”), provided that if the Aridis Public Offering fails to be completed within sixty (60) days from the Execution Date of this Amendment, this Amendment shall be terminated automatically and of no further force and effect. Except as expressly set forth herein, this Amendment does not amend any provision of the Original Contract which shall remain in full force and effect as amended hereby. The Amendment will form an integral part of the Original Contract after the Effective Date.

修订。海普瑞与 Aridis 同意修改原合同项下如本节所述的条款，修改后条款自 Aridis完成首次公开发行（以下简称”Aridis首次公开发行”）之日（以下简称”生效日”）起生效，但如果 Aridis 首次公开发行未能在本修改协议签署之日后的六十 （60）天内完成的，本修改协议将自动终止且不再产生效力。除非在此有明确规 定，本修改协议不对原合同任何其他条款做出修改，原合同（经本次修改）应具有完全的执行力和效力。本修订协议在生效日后，将构成原合同不可分割的一部分。

A.                       The Definition of “Technology License and Collaboration Agreement” shall be amended and restated in its entirety as follows:

“技术许可与合作协议”的定义应当被完全修订和替换为如下内容：

“Technology License and Collaboration Agreement” shall mean the Amended and Restated Technology License and Collaboration Agreement to be entered into by and between Aridis and the JV Company, the form of which is attached hereto as Appendix B.

“技术许可与合作协议”指Aridis与合资公司之间拟签署的格式如附件B 所示的 《经修订和重述的技术许可和合作协议》。

B.                        Section 3.1 of the Original Contract shall be amended and restated in its entirety as follows:

原合同的第 3.1 条应当被完全修订和替换为如下内容：

“For the purpose of the business registration or amended business registration of the JV Company with the competent AIC only and without prejudice to the other provisions of this Contract, all provisions of the Articles of Association (as set forth in Appendix A hereto), and all provisions of the Technology License and Collaboration Agreement (as set forth in Appendix B hereto), the business scope of the JV Company shall be updated if necessary as “[develop, manufacture, import and distribute of the products of AR-101, AR-105 and AR-301]” (detailed description of the business scope and business operation are subject to the specific requirements of the competent AIC, without any modifications or conditions that are reasonably unacceptable to either Party).”

仅为合资公司向主管工商局进行商事登记或变更商事登记的目的，在不影响本合同其它条款 及附件 A 章程和附件 B 技术许可和合作协议中所有条款的 前提下，合资公司的经营范围是【开发、生产、进口和经销 AR-101，AR-105 和 AR-301 产品。】 (营业范围和业务经营的详细描述，须根据主管工商局的具体要求而定，但不得强加任意一方合理不可接受的任何更改或者条件)。

C.                        Section 5.1 of the Original Contract shall be amended and restated in its entirety as follows:

原合同的第 5.1 条应当被完全修订和替换为如下内容：

“The registered capital of the JV Company shall be USD 14,117,647, among which:

合资公司的注册资本为 14,117,647 美元，其中：

Hepalink subscribes for and shall contribute USD 7,200,000 (in equivalent RMB amount according to the applicable RMB-USD exchange rate published by People’s Bank of China on the date of contribution) in cash, and shall comprise fifty-one percent (51%) of the total registered capital of the JV Company;

海普瑞认缴出资 720 万美元现金或现汇（或出资当日中国人民银行发布的人民币兑美元的适用汇率折算的等额人民币）,占合资公司总注册资本的百分之五十一（51%）。

Aridis subscribes for and shall contribute USD 6,917,647, among which ( i ) USD 1,000,000 will be contributed in cash, and ( i i ) the remaining USD 5,917,647 will be contributed through the grant to the JV Company of a license for the Field of Use of the Licensed Technology (which includes, but is not limited to, cell lines for AR-105, AR-301 and AR-101 production, culture media, purification process and product technology, surrounding formulation technology, current and future know- how and clinical data and similar) in accordance with the terms and conditions of the Technology License and Collaboration Agreement (as set forth in Appendix B hereto)，and shall comprise forty-nine percent (49%) of the total registered capital of the JV Company;

Aridis 认缴出资 6,917,647 美元，其中：（1）1,000,000 美元以现金形式出资， （2）其余 5,917,647 美元，根据技术许可和合作协议（附件 B）项下的条款和条件，以授予合资公司为了使用领域的被许可技术的许可（该许可包括了AR-105, AR-301 和AR-101 生产的细胞系、培养基、提纯过程和产品技术、周边配方技术、现有的和未来的专有技术和临床数据及其类似）的方式出资,占合资公司总注册资本的百分之四十九（49%） 。”

D.                        Section 5.2 of the Original Contract shall be amended and restated in its entirety as follows:

原合同的第 5.2 条应当被完全修订和替换为如下内容：

“The capital contributions to be made by the Parties shall be paid by each Party according to the following:

双方各自认缴的出资应当按照下列规定由各方出资到位：

(a)                     Hepalink’s first USD 6 million contribution in cash shall be fully paid in within 60 days upon the Establishment Date;

海普瑞第一期的 600 万美元现金出资应于合资公司成立日期后的 60 日内完成；

(b)                     The additional USD 1.2 million in cash shall be contributed by Hepalink by March 31st, 2019;

海普瑞新认缴的 120 万美元现金出资应在 2019 年 6 月 30 日前出资到位；

(c)                      Aridis’ cash contribution of USD 1.0 million and contribution of Licensed Technology (except AR-105) shall be contributed within 60 days upon the Establishment Date; and

Aridis 的第一期 100 万美元现金出资以及许可技术的出资（除 AR-105 外）应于合资公司成立日期后的 60 日内完成；且

(d)                     Aridis’ additional license of AR-105 shall be contributed within [60 days] upon the Execution Date.

Aridis 其余的 AR-105 的许可应在签署日开始的【60】天内出资到位。”

E.                         Section 5.4 of the Original Contract shall be amended and restated in its entirety as follows:

原合同的第 5.4 条应当被完全修订和替换为如下内容：

“In the event the JV Company proceeds with its future financing and all of the following preconditions are met: (i) the first future financing should not be earlier than Jan 1, 2019; (ii) top-line clinical trial results of the first global AR-301 Phase 3 study are available, (iii) CFDA approval for a Phase III clinical trial in mainland China is granted (or, in lieu of subsections (ii) and (iii), if the Board has unanimously approved an initial public offering for JV Company), (iv) Aridis has not materially breached the Technology License and Collaboration Agreement, and (v) the Board approves such financing according to Article 10.2, Hepalink is obligated to make an additional equity investment of US$10,800,000 or more (or equivalent RMB amount) into the JV Company (the “Additional Equity Investment Amount”). Upon closing of such additional equity investment, the Parties’ Equity Interests in the JV Company shall be adjusted according to the following formula:

若合资公司继续其未来的股份融资，并且满足以下所有条件（1）该融资不得早于 2019 年 1 月 1 日，（2）已获得第一次全球 AR-301 第 3 阶段研究的临床试验结果的关键性总结，（3）中国大陆的临床试验第 3 阶段已获得中国国家药监局批准（或者，在前述条件（2）和（3）未能成就的情况下，如果董事会一致批准合资公司的首次公开发行），（4）Aridis 不存在任何可能导致技术许可和合作协议终止的违反该协议的行为，（5）获得董事会依据第10.2 条的批准，海普瑞有义务向合资公司进一步投资不少于 1080 万美元（或等额人

民币）（以下简称”追加投资额”）。海普瑞的该等 1080 万美元投资交割后， 海普瑞和 Aridis 在合资公司的股权利益的比例应根据下面的公式进行相应调整：

•                  Hepalink’s adjusted Equity Interest = (51% * Fair Market Value + the Additional Equity Investment Amount) / (Fair Market Value + the Additional Equity Investment Amount);

海普瑞调整后的股权利益=  (51% * 公平市场价格+ 追加投资额) / (公平市场价格+ 追加投资额)

•                  Aridis’ adjusted Equity Interest = (49% * Fair Market Value) / (Fair Market Value + the Additional Equity Investment Amount)

Aridis 调整后的股权利益= (49% * 公平市场价格) / (公平市场价格+ 追加投资额)

“Fair Market Value” means the fair market value of the JV Company as a whole assuming a full and fair marketing process and shall be determined by an independent, nationally recognized valuation firm mutually agreed to by the Parties. The valuation of the third party valuation firm shall be binding on them and all expenses related to such valuation shall be borne by the JV Company.

“公平市场价格”指假设存在一个完全的和公平的市场交易过程时合资公司作为一个整体的公平的市场价格，且该公平市场价值须有一家双方共同同意的独立的、全国公认的评估事务所来决定。该第三方评估事务所的评估对各方存在约束力，且所有相关评估的费用由合资公司来承担。”

F.                          Section 17.1(a) of the Original Contract shall be amended and restated in its entirety as follows:

原合同的第 17.1 条(a)项应当被完全修订和替换为如下内容：

“it will not, and will procure none of its Affiliate, whether directly or indirectly, engage in the same or similar business related to AR-105, AR-301 and AR-101 targeting indication as that of the JV Company, solely or in cooperation with others in the Territory with respect to the Field of Use;

其不会，并促使其关联公司均不会，在区域内与使用领域相关，直接或间接从事与本合同项下的AR-105, AR-301 和 AR-101 相同适应症相同或相类似的

业务，无论其是独资经营或与其他方合作经营;”

3.              Revision. This Amendment may not be amended, modified or terminated except with the express written consent of the parties hereto.

修改。除非经协议当事人明确书面同意，本修改协议不得进行修定，调整或终止。

4.              Counterparts. This Amendment is made in four duplicates. Each Party shall hold one copy and the remaining copies shall be submitted to the original Record-filing Authority (or its successor) for filing, and all of which are considered of the same legal effect.

副本。此修改协议一式四份，各方各执一份，剩余的协议将提交原备案机构（或其继任机构）备案，每份协议均具有同等法律效力。

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first set forth above.

为昭信守，协议当事人在上文规定的年月日签署本修改协议。

Hepalink:	Shenzhen Hepalink Pharmaceutical Group Co., Ltd.
深圳市海普瑞药业股份集团有限公司

	By(签名):	/s/ Mr. Li LI
Print Name(姓名): Mr. Li LI
Its(职位): Legal Representative

Aridis:	Aridis Pharmaceuticals Inc.

By(签名):
Print Name(姓名): Dr. Vu Truong
Its(职位): Founder & CEO

[Signature Page to the Amendment]

【修改协议签署页】